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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2008

                                  ALDEROX, INC.
             (Exact name of registrant as specified in its charter)


            Colorado                  000-26017                  58-2222646
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(State or other jurisdiction       (Commission File          (IRS Employer
    of incorporation)                   Number)              Identification No.)


940 Calle Amanecer Suite E
San Clemente, California                                                 92673
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (949) 542-7440



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Alderox, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

OMNIBUS AMENDMENT

On July 31, 2008 we entered into a Second Omnibus Amendment (the "Second Omnibus Amendment") with Pala Investments Holdings Limited ("Pala") that amended the terms of a Secured Convertible Debenture (the "Debenture") and related agreements entered into on December 12, 2007, as such agreements had been amended by the Omnibus Amendment entered into on March 28, 2008 (the "First Omnibus Amendment"). The Debenture and the First Omnibus Amendment were previously disclosed respectively on a Current Report on Form 8-K dated December 12, 2007 and a Current Report on Form 8-K dated March 27, 2008.

As amended by the First Omnibus Amendment, the Debenture provided for us to receive $7,500,000 in three tranches:

      o     a first tranche of $3,000,000 which funded in December 2007,

      o a second tranche of $2,000,000 which we are entitled to receive if we met certain performance benchmarks by December 31, 2008, or which may otherwise be provided at Pala's discretion, and

      o     a third tranche of $2,500,00 which funded in March 2008.

The Second Omnibus Amendment provides for two additional tranches:

      o     a fourth tranche of $700,000 which funded on August 5, 2008, and

      o     a fifth tranche of $300,000, subject to Pala's approval.

The Debenture carries interest of 12% per annum, compounding quarterly, matures on December 11, 2010 (the "Maturity Date") and is secured by substantially all of our assets. In connection with the funding of the first and third tranches, Pala received warrants for the purchase of 5,500,000 shares of common stock.

Pala is also entitled to warrants for the purchase of 2,000,000 shares of common stock on the funding of the second tranche.

Pala and its affiliated companies together have over 1.7 billion dollars under management and focus on investing in the mining and natural resources sector. Pala is based in Jersey in the United Kingdom. Its exclusive advisor, Pala Investments AG, is based in Zug, Switzerland.

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FOURTH TRANCHE

Under the Second Omnibus Amendment, the maximum amount to which we may receive under the Debenture was raised to $8,500,000 and we immediately received the fourth tranche of $700,000 in funding pursuant to the Debenture. The principal and interest of the third tranche are convertible into shares of our common stock at a conversion price of $0.13 per share. As is the case with the first and second tranches, the conversion price is subject to proportional adjustment for any forward or reverse stock splits or for the distribution of any share dividends. Pala's conversion rights commence on the effective date of our planned Share Reorganization (as described below) and continue until the Maturity Date.

In connection with the third tranche, Pala received warrants for the purchase of 700,000 shares of our common stock. These warrants have a term of three years and an exercise price of $0.42 per share.

FIFTH TRANCHE

As amended by the Second Omnibus Amendment, the Debenture allows for us to request a fifth tranche of $300,000 together with information regarding the Company's cash flows and the reasons for such request. The funding of the fifth tranche is subject to Pala's approval. The fifth tranche may be used only to finance the fulfillment of contracted sales and may not used to finance operating losses or general administrative expenditures.

On the funding of the fifth tranche, Pala is to receive warrants for the purchase of 300,000 shares of our common stock. Such warrants are to have a term of three years and an exercise price of $0.42 per share.

NEW CONVERSION PRICE

Pursuant to the Second Omnibus Amendment, and in consideration of Pala providing us with the fourth tranche, all tranches under Debenture, are now convertible into shares of our common stock at a conversion price of $0.13 per share. Prior to our entry into the Second Omnibus Amendment, the first tranche had a conversion price of $0.28 per share and the second and third tranches had a conversion price of $0.14 per share.

EBITDA AND DEBT RATIO REQUIREMENTS

The Second Omnibus Amendment added EBITDA and debt ratio requirements to the Debenture. Our summary of these provisions is qualified by the full text of these provisions contained in the Exhibits accompanying this Current Report.

Our consolidated EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) must be less than zero in the month ended January 31, 2009 and in the fiscal quarter ended March 31, 2009.

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Additionally, commencing with the period listed below ending June 30, 2009 we must meet the following Leverage ratios of consolidated total debt to consolidated adjusted EBITDA:

         =============================================== =======================
         PERIOD                                          LEVERAGE RATIO
         ----------------------------------------------- -----------------------
         Two Fiscal Quarters ended 6/30/09               20.00 :1.00

         Three Fiscal Quarters ended 9/30/09             10.00 :1.00

         Four Fiscal Quarters ended 12/31/09             5.00 :1.00

         Four Fiscal Quarters ended 3/31/10              4.00 :1.00

         Four Fiscal Quarters ended 6/30/10              4.00 :1.00

         Four Fiscal Quarters ended 9/30/10              3.00 :1.00
         =============================================== =======================

These requirements generally mean that we must:

      o     achieve a positive EBITDA by January 2009, and

      o from January 2009 through September 2010, our ratio of debt to EBITDA must decrease sharply.

We can offer no assurance that we will be able to meet these requirements. In the event we fail to meet these requirements, we will be in material breach of the Debenture and Pala would be able to accelerate the Debenture and foreclose on substantially all of our assets.

OTHER PROVISIONS

A promissory note was issued for the fourth tranche.

The Registration Rights Agreement was amended to provide for all shares underlying the warrants received in connection with the fourth and fifth tranches or received on the conversion of the fourth or fifth tranche to have the registration rights provided by this agreement.

The Security Agreement was amended to clarify that the fourth and fifth tranches are secured by all of our assets.

USE OF PROCEEDS FROM FOURTH TRANCHE

We plan to use the proceeds of the fourth tranche to fund or operating expenses.

To the extent Pala does not convert the Debenture and we are unable to repay the Debenture from our revenues, we will need additional capital to make the interest and principal payments due under the Debenture. We can offer no assurance that we will be able to raise all or any portion of the funds necessary to repay Pala on terms favorable to us or at all.

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SALE OF UNREGISTERED SECURITIES

The securities receivable by Pala, pursuant to the Debenture have been offered and sold to Pala in reliance upon exemptions from registration pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. Pala is a non-U.S. person as defined in Rule 502 of Regulation S and an accredited investor as defined by Rule 501 of Regulation D.

EXHIBITS

Copies of the Omnibus Amendment and its associated warrant certificate and promissory note are attached as Exhibits 4.1 through 4.3, respectively, to this Current Report. The foregoing summary of these documents is qualified in its entirety by the complete text of the documents.

CONSULTING AGREEMENT

Pursuant to the First Omnibus Amendment, we agreed to enter into a two-year consulting agreement with Melior AG, an indirect wholly-owned subsidiary of Pala, for the provision of certain management and consultancy services to be described in detail in the final consulting agreement. Melior AG's compensation for the first year of the agreement is to be $200,000, payable in shares of Company stock. For the second year of the agreement, Melior AG's compensation is to be $350,000, payable either in shares of Company stock or cash, at the option of the Company. Payments in stock would be made using a conversion price of $0.14 per share, as proportionately adjusted for any forward or reverse stock splits or share dividends. We have not entered into this consulting agreement yet but expect to enter into it in the near future with an effective date relating back to April 1, 2008.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 8.01 OTHER EVENTS

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
-----------                -----------

4.1 Second Omnibus Amendment, dated July 31, 2008, between Reclamation Consulting and Applications, Inc. and Pala Investments Holdings Limited.

4.2 Warrant Certificate, dated July 31, 2008, issued to Pala Investments Holdings Limited.

4.3 Promissory Note, dated July 31, 2008, issued to Pala Investments Holdings Limited.

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alderox, Inc.

By: /s/  Michael Davies
    ---------------------
      Michael Davies, CEO

Dated:   August 6, 2008




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